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                               SUBSIDIARY LISTING

As of January 31, 2002, the following is a listing of the subsidiaries of each registrant in which Cinergy Corp. has a greater than 10% ownership interest in and their state or country of incorporation or organization indented to show degree of remoteness from registrant.

                                                                                      STATE OR COUNTRY OF
                                                                                        ORGANIZATION OR
                                 NAME OF COMPANY                                         INCORPORATION
                                 ---------------                                         -------------
                 (Indentation indicates subsidiary relationship)

CINERGY CORP. (1)                                                                        Delaware

   CINERGY SERVICES, INC.                                                                Delaware

   THE CINCINNATI GAS & ELECTRIC COMPANY (1)                                             Ohio
     Cinergy Power Investments, Inc.                                                     Ohio
     CPI Allowance Management, LLC                                                       Delaware
     CPI Investments, LLC                                                                Delaware
     The Union Light, Heat and Power Company (1)                                         Kentucky
     Tri-State Improvement Company                                                       Ohio
     Lawrenceburg Gas Company                                                            Indiana
     Miami Power Corporation                                                             Indiana
     KO Transmission Company                                                             Kentucky

   PSI ENERGY, INC. (1)                                                                  Indiana
     South Construction Company, Inc.                                                    Indiana

   CINERGY INVESTMENTS, INC.                                                             Delaware
     CINERGY-CADENCE, INC.                                                               Indiana
       Cadence Network, Inc.                                                             Delaware
     CINERGY CAPITAL & TRADING, INC.                                                     Indiana
       Brownsville Power I, LLC                                                          Delaware
       Caledonia Power I, LLC                                                            Delaware
       CinCap - Chippewa, LLC                                                            Delaware
       CinCap - Martinsville, LLC                                                        Delaware
       CinCap - Oraville, LLC                                                            Delaware
       CinFuel Resources, Inc.                                                           Delaware
       LH1, LLC                                                                          Delaware
       CINCAP PIC, LLC                                                                   Delaware
        CinPeak Resources, LLC                                                           Delaware
       CinCap IV, LLC                                                                    Delaware
       CinCap V, LLC                                                                     Delaware
       CINCAP VIII, LLC                                                                  Delaware
        CinCap VII, LLC                                                                  Delaware
        CinCap Madison, LLC                                                              Delaware
       CinCap IX, LLC                                                                    Delaware
       CinCap X, LLC                                                                     Delaware
       CinPower I, LLC                                                                   Delaware
       Cinergy Canada, Inc.                                                              Canada
       Cinergy Limited Holdings, LLC                                                     Delaware
       CINERGY GENERAL HOLDINGS, LLC                                                     Delaware
        Cinergy Marketing & Trading, LP                                                  Delaware
       Cinergy Propane, LLC                                                              Delaware
       Cinergy Retail Power Limited, Inc.                                                Delaware
       CINERGY RETAIL POWER GENERAL, INC.                                                Texas

(1) Companies indicated are registrants with the Securities and Exchange
Commission.


        Cinergy Retail Power, L.P.                                                       Delaware
       ENCOAL OPCO, LLC                                                                  Delaware
       Cinergy Transportation, LLC                                                       Delaware
       SynCap II, LLC                                                                    Delaware
     CINERGY TELECOMMUNICATIONS HOLDING COMPANY, INC.                                    Delaware
       Q-Comm Corporation                                                                Nevada
       Lattice Communications, LLC                                                       Delaware
     Cinergy Engineering, Inc.                                                           Ohio
     Cinergy-Centrus, Inc.                                                               Delaware
     Cinergy-Centrus Communications, Inc.                                                Delaware
     CINERGY SOLUTIONS HOLDING COMPANY, INC.                                             Delaware
       1388368 Ontario Inc.                                                              Canada
       3036243 NOVA SCOTIA COMPANY                                                       Nova Scotia
        Cinergy Solutions Limited Partnership                                            Canada
       VESTAR, INC.                                                                      Delaware
        VESTAR LIMITED                                                                   Canada
          Keen Rose Technology Group Limited                                             Canada
          Optimira Controls, Inc.                                                        Canada
       Cinergy EPCOM, LLC                                                                Delaware
       Cinergy EPCOM College Park, LLC                                                   Delaware
       CINERGY SOLUTIONS, INC.                                                           Delaware
        BSPE HOLDINGS, LLC                                                               Delaware
          BSPE Limited, LLC                                                              Delaware
          BSPE GENERAL, LLC                                                              Texas
            BSPE, L.P.                                                                   Delaware
        CINERGY ENERGY SOLUTIONS, INC.                                                   Delaware
          Zahren Alternative Power Corporation                                           Delaware
        CINERGY GASCO SOLUTIONS, LLC                                                     Delaware
          Countryside Landfill Gasco., L.L.C.                                            Delaware
          Morris Gasco, L.L.C.                                                           Delaware
          Brown County Landfill Gas Associates, L.P.                                     Delaware
        Cinergy Solutions of Boca Raton, LLC                                             Delaware
        Cinergy Solutions of Philadelphia, LLC                                           Delaware
        CINERGY SOLUTIONS PARTNERS, LLC                                                  Delaware
          CST Limited, LLC                                                               Delaware
          CST GENERAL, LLC                                                               Texas
            CST GREEN POWER, L.P.                                                        Delaware
              GREEN POWER HOLDINGS, LLC                                                  Delaware
               Green Power G.P., LLC                                                     Texas
               GREEN POWER LIMITED, LLC                                                  Delaware
                 South Houston Green Power, L.P.                                         Delaware
        CSGP of Southeast Texas, LLC                                                     Delaware
        CSGP Limited, LLC                                                                Delaware
        CSGP GENERAL, LLC                                                                Texas
          CSGP Services, L.P.                                                            Delaware
        Lansing Grand River Utilities, LLC                                               Delaware
        Oklahoma Arcadian Utilities, LLC                                                 Delaware
        Shreveport Red River Utilities, LLC                                              Delaware
       Cinergy Solutions of Tuscola, Inc.                                                Delaware
       Delta Township Utilities, LLC                                                     Delaware
       Energy Equipment Leasing LLC                                                      Delaware
       Trigen-Cinergy Solutions LLC                                                      Delaware
       Trigen-Cinergy Solutions of Ashtabula LLC                                         Delaware
       Trigen-Cinergy Solutions of Baltimore LLC                                         Delaware
       Trigen-Cinergy Solutions of Boca Raton, LLC                                       Delaware
       Trigen-Cinergy Solutions of Cincinnati LLC                                        Ohio
       Trigen-Cinergy Solutions of College Park, LLC                                     Delaware


       TRIGEN-CINERGY SOLUTIONS OF LANSING LLC                                           Delaware
        Trigen/Cinergy - USFOS of Lansing LLC                                            Delaware
       Trigen-Cinergy Solutions of Orlando LLC                                           Delaware
       Trigen-Cinergy Solutions of Owings Mills LLC                                      Delaware
       Trigen-Cinergy Solutions of Owings Mills Energy Equipment Leasing, LLC            Delaware
       Trigen-Cinergy Solutions of Rochester LLC                                         Delaware
       Trigen-Cinergy Solutions of Silver Grove LLC                                      Delaware
       Trigen-Cinergy Solutions of San Diego LLC                                         Delaware
       Trigen-Cinergy Solutions of the Southeast LLC                                     Delaware
       TRIGEN-CINERGY SOLUTIONS OF ST. PAUL LLC                                          Delaware
        Environmental Wood Supply, LLC                                                   Minnesota
        St. Paul Cogeneration LLC                                                        Minnesota
       Trigen-Cinergy Solutions of Tuscola, LLC                                          Delaware
     CINERGY SUPPLY NETWORK, INC.                                                        Delaware
       RELIANT SERVICES, LLC                                                             Indiana
        MP ACQUISITIONS CORP., INC.                                                      Indiana
          Miller Pipeline Corporation                                                    Indiana
     Cinergy Technology, Inc.                                                            Indiana

   CINERGY GLOBAL RESOURCES, INC.                                                        Delaware
     Cinergy UK, Inc.                                                                    Delaware
     CINERGY GLOBAL POWER, INC.                                                          Delaware
       CGP GLOBAL GREECE HOLDINGS, SA                                                    Greece
        ATTIKI DENMARK APS                                                               Denmark
          Attiki Gas Supply Company SA                                                   Greece
       CINERGY GLOBAL CHANDLER HOLDING, INC.                                             Delaware
        CINERGY GLOBAL CHANDLER I, INC.                                                  Delaware
          Chandler Wind Partners, LLC                                                    Delaware
       CINERGY GLOBAL ELY, INC.                                                          Delaware
        EPR ELY POWER LIMITED                                                            England
          EPR ELY LIMITED                                                                England
            Ely Power Limited                                                            England
            Anglian Straw Limited                                                        England
        Anglian Ash Limited                                                              England
        eVent Resources Overseas I, LLC                                                  Delaware
       CINERGY GLOBAL FOOTE CREEK, INC.                                                  Delaware
        Foote Creek III, LLC                                                             Delaware
       CINERGY GLOBAL FOOTE CREEK II, INC.                                               Delaware
        Foote Creek II, LLC                                                              Delaware
       CINERGY GLOBAL FOOTE CREEK IV, INC.                                               Delaware
        Foote Creek IV, LLC                                                              Delaware
       CINERGY GLOBAL PEETZ TABLE I, INC.                                                Delaware
        Ridge Crest Wind Partners, LLC                                                   Delaware
       CINERGY GLOBAL POWER SERVICES LIMITED                                             England
        Cinergy Global Power Limited                                                     England
        MPI International Limited                                                        England
       CINERGY GLOBAL POWER (UK) LIMITED                                                 England
        CINERGY GLOBAL TRADING LIMITED                                                   England
          Commercial Electricity Supplies Limited                                        England
          Cinergy Renewable Trading Limited                                              England
          UK Electric Power Limited                                                      England
          Cinergy Global Power 2 Limited                                                 England
       CINERGY GLOBAL SAN GORGONIO, INC.                                                 Delaware
        San Gorgonio Westwinds II, LLC                                                   California
       CINERGY GLOBAL HOLDINGS, INC.                                                     Delaware
        CINERGY HOLDINGS B.V.                                                            The Netherlands
          CINERGY ZAMBIA B.V.                                                            The Netherlands


            Copperbelt Energy Corporation PLC                                            Republic of Zambia
          CINERGY TURBINES B.V.                                                          The Netherlands
            EOS PAX I S.L.                                                               Spain
            EOS PAX IIa S.L.                                                             Spain
          CINERGY HYDRO B.V.                                                             The Netherlands
            CINERGY RENOVABLES IBERICAS, S.A.                                            Spain
              AGE INVERSIONES EN MEDIO AMBIENTE, S.L.                                    Spain
               Valoritzacions Agroramaderes les Garrigues, S.L.                          Spain
              CINERGY GLOBAL POWER IBERIA, S.A.                                          Spain
               Escambeo, S.L.                                                            Spain
              CINERGY RENOVABLES ARAGON, S.L.                                            Spain
               San Juan de Bargas Eolica, S.L.                                           Spain
               General Eolica Argonesa, S.A.                                             Spain
               Tratamiento y Generacion De Energia S.L.                                  Spain
               Generacion y Abastecimiento De Energia, S.L.                              Spain
               Intercambio De Derivados Porcinos, S.L.                                   Spain
               Aplicaciones Industriales De Energies Limpias, S.L.                       Spain
              Cinergy Services Iberia, S.L.                                              Spain
              Compania Productora De Energia para Consumo Interno, S.L.                  Spain
              Desarrollos Eolico El Aguila, S.A.                                         Spain
              Elecdey Ascoy, S.A.                                                        Spain
              Elecdey Carcelen, S.A.                                                     Spain
              Enrega, S.L.                                                               Spain
              EOLOCRISA, S.L.                                                            Spain
               CORPORACION EOLICA, S.L.                                                  Spain
                 Compania Eolica Aragonesa, S.A.                                         Spain
              Northeolic Pico Gallo, S.L.                                                Spain
              Procrisa Servicios, S.L.                                                   Spain
              Promociones y Servicios Hidraulicos, S.A.                                  Spain
              Sinergia Andaluza, S.L.                                                    Spain
              Tractaments de Juneda, SA                                                  Spain
              Ventoabrego, S.L.                                                          Spain
            CINERGY 1 B.V.                                                               The Netherlands
              CINERGY EESTI OU                                                           Estonia
               STARTEKOR INVESTEERINGUTE OU                                              Estonia
                 Aktsiaselts Narva Elektrivork                                           Estonia
            CINERGY GLOBAL RESOURCES 1 B.V.                                              The Netherlands
              Moravske Teplarny a.s.                                                     Czech Republic
              Plzenska Energetika a.s.                                                   Czech Republic
              Cinergy Global Polska Sp. Z.o.o.                                           Poland
              Cinergy Global Resources 1 Sp. Z o.o.                                      Poland
              Cinergy Global Resources a.s.                                              Czech Republic
              Cinergetika U/L a.s.                                                       Czech Republic
              Energetika Chropyne a.s.                                                   Czech Republic
              Teplarna Otrokovice a.s.                                                   Czech Republic
              Energy Customer Services, s.r.o.                                           Czech Republic
            CINERGY 2 B.V.                                                               The Netherlands
              Desarrollo Eolico del Ebro S.A.                                            Spain
              Sinergia Aragonesa, S.L.                                                   Spain
          BAGHABARI I B.V.                                                               The Netherlands
            Baghabari Power Company Limited                                              Bangladesh
          Baghabari II B.V.                                                              The Netherlands
          CINERGY SOUTH AFRICA INVESTMENTS 1 B.V.                                        The Netherlands
            Egoli Gas (Proprietary) Limited                                              South Africa
          Cinergy Global 4 B.V.                                                          The Netherlands
          Cinergy Global 5 B.V.                                                          The Netherlands
        CINERGY GLOBAL (CAYMAN) HOLDINGS, INC.                                           Cayman Islands


          Cinergy Global Hydrocarbons Pakistan                                           Cayman Islands
          CINERGY GLOBAL TSAVO POWER                                                     Cayman Islands
            IPS-CINERGY POWER LIMITED                                                    Kenya
              Tsavo Power Company Limited                                                Kenya
          Cinergy Global Maranhao                                                        Cayman Islands
          Cinergy MPI V, Inc.                                                            Cayman Islands
          Cinergy MPI VI, Inc.                                                           Cayman Islands
          Cinergy MPI VII, Inc.                                                          Cayman Islands
          Cinergy MPI VIII, Inc.                                                         Cayman Islands
          Cinergy MPI IX, Inc.                                                           Cayman Islands
          Cinergy MPI X, Inc.                                                            Cayman Islands
       CINERGY GLOBAL ONE, INC.                                                          Delaware
        CZECHPOL ENERGY SPOL, S.R.O.                                                     Delaware
          ZAT Dneproline                                                                 Ukraine
          E-line Czech s.r.o.                                                            Czech Republic
          S-line s.r.o.                                                                  Slovak
          U-line ZAT                                                                     Ukraine
          DP Czechpol Energy Invest                                                      Ukraine
          MEAS Brno, a.s.                                                                Czech Republic
          PEAS Praha, a.s.                                                               Czech Republic
          Moravia Energo                                                                 Czech Republic
          SK Invest a.s.                                                                 Slovak
       Midlands Hydrocarbons (Bangladesh) Limited                                        England
       Powermid No. 1                                                                    England
       Cinergy Global Power Africa (Proprietary) Limited                                 South Africa

   CINTEC LLC                                                                            Delaware
     CINTEC I LLC                                                                        Delaware
       EVENT RESOURCES I LLC                                                             Delaware
        eVent (Triple Point) LLC                                                         Delaware

   CINERGY TECHNOLOGIES, INC.                                                            Delaware
     CINERGY VENTURES, LLC                                                               Delaware
       emPowerNET, LLC                                                                   Delaware
     Cinergy Ventures II, LLC                                                            Delaware
     Cinergy e-Supply Network, LLC                                                       Delaware
     Cinergy One, Inc.                                                                   Delaware
     Cinergy Two, Inc.                                                                   Delaware

   CINERGY WHOLESALE ENERGY, INC.                                                        Ohio
     Cinergy Power Generation Services, LLC                                              Delaware
     Cinergy Origination & Trade, LLC                                                    Delaware

   CINERGY RECEIVABLES COMPANY LLC                                                       Delaware